Exhibit No. 99

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                       15-YEAR THROUGH 30-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-17
                        Updated POOL PROFILE (10/23/2003)

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                                  ---------------------   ---------------------
                                           Bid                  Tolerance
                                  ---------------------   ---------------------
AGGREGATE PRINCIPAL BALANCE               $600,000,000              (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                     1-Nov-03
INTEREST RATE RANGE                        4.750-6.875
GROSS WAC                                       5.647%        (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                    25 bps
MASTER SERVICING FEE                             1 bps
WAM (in months)                                    357            (+/- 2 month)

WALTV                                              61%            (maximum +5%)

CALIFORNIA %                                      100%           (maximum 100%)

AVERAGE LOAN BALANCE                          $494,000       (maximum $530,000)
LARGEST INDIVIDUAL LOAN BALANCE             $1,000,000     (maximum $1,600,000)

CASH-OUT REFINANCE %                               19%           (maximum  +1%)

PRIMARY RESIDENCE %                                98%            (minimum -2%)

SINGLE-FAMILY DETACHED %                           94%           (minimum -2'%)

FULL DOCUMENTATION %                               73%            (minimum -2%)

UNINSURED > 80% LTV %                            0.00%            (maximum +1%)

WA FICO                                            733             (minimum -5)



  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            WFMBS MORTGAGE LOAN POOL
                       15-YEAR THROUGH 30-YEAR FIXED RATE
                       NON-RELOCATION/RELOCATION MORTGAGES
                              WFMBS SERIES 2003-17
                        Updated POOL PROFILE (10/23/2003)

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RATING AGENCIES                         TBD by Wells Fargo

PASS THRU RATE                                       5.25% or 5.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                 0.40% or 2.91%

PRICING DATE                                           TBD

FINAL STRUCTURE DUE DATE                         04-Nov-03              9:00 AM
         Structures received or changes to structures past the due date will incur a $10,000 fee.
SETTLEMENT DATE                                  24-Nov-03

ASSUMED SUB LEVELS                                     AAA         2.500%
(estimated)                                             AA           TBD
                                                         A           TBD
                                                       BBB           TBD
                                                        BB           TBD
                                                         B           TBD

                        Note: AAA Class will be rated by two rating agencies.
                        AA through B Classes will be rated by one rating agency.



WFASC Securitization Program as follows:
     1) All Special Hazard, Bankruptcy & Fraud losses will be allocated as regular Realized Losses.
     2) Curtailment Interest Shortfall will be allocated on a pro rata basis to all bonds.
     3) Soldiers & Sailors Interest Shortfall will be allocated on a pro rata basis to all bonds.
     4)  Wells Fargo Bank Minnesota, N.A. will act as custodian.
     5) No Floating Rate Interest-Only strips will be described as Fixed Rate (Normalized I/O's)

* This Security may contain Pledged Asset Loans.
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WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2003-17. The principal only certificate created by the discount mortgage loans will be included in the bid on the pricing date.



WFMBS CONTACTS                             Brad Davis (301) 846-8009
                                           Mike Miller (301) 815-6397
                                           Gretchen Markley (301) 846-8356



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
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                                           WFASC Denomination Policy
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
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                                                                                    Minimum        Physical       Book Entry
Type and Description of Certificates                                             Denomination    Certificates    Certificates
                                                                                    (1)(4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex                $25,000        Allowed          Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                                  $100,000        Allowed          Allowed

Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that          $100,000        Allowed          Allowed
provide credit protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                          (2)          Allowed          Allowed

Residual Certificates                                                                 (3)          Required       Not Allowed

All other types of Class A Certificates                                               (5)            (5)              (5)



Class B (Investment Grade)                                                         $100,000        Allowed          Allowed

Class B (Non-Investment Grade)                                                     $250,000        Required       Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.